FORM OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                           AGREEMENT OF GENERAL AGENCY

Agreement, made this _________ day of ____________, by and between The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a Delaware corporation and a wholly-owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"), having its Principal office located at 201 Park Avenue South, New York, New York, 10003 and ________________ ("Principal").

      1. The undersigned Principal is presently a General Agent of Guardian Life in accordance with an Agreement of General Agency bearing an effective date of _______________ ("Guardian Life GA Agreement").

      2. GIAC hereby appoints the Principal a General Agent of GIAC for the limited purpose of conducting and overseeing the business relating to GIAC's ___________________ Insurance Policies marketed under the _____________________________. There may be one or more policies marketed under this name and, where necessary or appropriate, this Agreement will distinguish between them by appending the year of introduction.

      3. The Principal shall at all times be associated with Guardian Investor Services Corporation ("GISC"), a Broker-Dealer registered with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") as an NASD Registered Representative or NASD Registered Principal and, if the particular jurisdiction requires, shall be licensed or registered as a securities agent of GISC. The Principal must at all times be validly licensed, registered or appointed by GIAC as a variable contracts agent in accordance with the requirements of the jurisdiction where solicitations for ___ contracts occur. The Principal, his agents, brokers and Field Representatives may solicit for and sell ___ contracts in any jurisdiction where such contracts are filed and approved for sale by the governmental authorities having jurisdiction, provided the Principal, his agents, brokers and Field Representatives are all validly licensed, registered or otherwise qualified as required for the solicitation and sale of the ___ contracts in such jurisdictions.

      4.    To the extent applicable, the Principal shall comply strictly with:
            (a) the laws, rules and regulations of all jurisdictions (state and local) in which the Principal, his agents, brokers and Field Representatives solicit applications for and sell ___ contracts; (b) federal laws and the rules and regulations of the SEC; (c) the rules of the NASD; (d) the rules and procedures of GISC, and (e) the rules and procedures of GIAC. The Principal understands that failure to comply with such laws, rules, regulations and procedures may result in disciplinary action against the Principal by the SEC, a state or other local regulatory agency that has jurisdiction, the NASD, GISC or GIAC. Before any solicitations or sales of ___ are made, the Principal shall become familiar with and abide by the laws, rules, regulations and procedures of all the above mentioned agencies or parties as are currently in effect and as they may be changed from time to time.

      5. The Principal shall have all applications for ___ accurately completed or reviewed and signed by the applicant and shall submit the applications to GIAC through GISC together with all payments received from applicants without any reductions. The Principal, his agents, brokers and Field Representatives shall cause all checks or orders for ___ to be made payable to GIAC. GIAC shall reject any application that is submitted by or on behalf of a Principal, his agents, brokers and Field Representatives not appropriately licensed as required by paragraph 3 of this Agreement.

      6. The Principal, his agents, brokers and Field Representatives shall not make any statements concerning ___ except those that are contained in the current prospectus for ___ and the prospectuses for its underlying variable investment options and they shall not solicit for applications or make sales through the use of mailings, advertisements or sales literature or any other method of contact unless the material or a complete description of the method has been filed with the NASD and received written approval of GISC from a Registered Principal whose office is located in a GISC Office of Supervisory Jurisdiction as that term is defined by NASD rules.

      7. In connection with the Principal's appointment as a GIAC General Agent for the purpose set forth in paragraph 2 above, the entire Guardian Life GA Agreement referred to above and attached hereto as the Exhibit, including all compensation adjustment provisions, is incorporated herein reference. Guardian Life GA Agreement compensation provisions that do not apply to ___ are as noted below. All references to "Company" within the Guardian Life GA Agreement shall apply with full force and effect to GIAC. Additionally, the Registered Representative's Agreement between the Principal and GISC and the Agent's Agreement between the Principal and GIAC are incorporated herein by reference and attached hereto as Exhibits.

      8. The Principal shall be paid overriding commissions for sales of ___ policies at __% of first policy year policy premium, as that term is defined in the ___ policy, __% of policy year ___ through ___e policy premiums and __% of policy year ___ through ___ policy premiums, while this Agreement remains in full force and effect. At such time as this Agreement shall be terminated, the overriding commission rates outlined above shall be reduced in accordance with the termination deductions outlined in Section 5 of the Guardian Life GA Agreement.

      9.    The Expense Allowance Payment ("EAP") provisions contained in
            Section 4 and Appendix G of the Guardian Life GA Agreement shall not apply to ___ (except for the use of ___ first year commissions on policy premiums in determining the rate that will apply to non-___ business in accordance with the provisions contained in Appendix G, Schedule G-II, (B) 2). The Principal shall instead receive EAP at __% of the ___ first policy year commissions on policy premiums (which shall be understood to include first policy year Field Representative compensation on ___ policy premiums at ______ per thousand of life production credits). In accordance with Regulation 49 of the New York State Insurance Department, the EAP on the first policy year policy premium of each ___ policy, together with the first year life commission paid on the first policy year policy premium of each ___ policy, shall not exceed 81% of such premium. It shall be understood that no payment will be used by the Principal to effect compensation in excess of the limits of Section 4228 of the Insurance Law of New York for the sale of insurance.

      10. The Principal shall be paid commissions on personally produced PAL business at the rate of __% of first policy year policy premiums and __% of policy year ___ through ___ policy premiums. The first policy year commission rate of __% on policy premiums shall be reduced where policies are issued at ages over 70 with actual rates payable determined by deducting from the figure 120 ages of applicable insureds as of policy issue dates.

      11. First policy year overrides on policy premiums, EAP and first policy year commissions on policy premiums shall be charged back to the Principal on ___ policies that are surrendered during the Right to Cancel Period.

      12. The Principal shall be responsible to the Company for any indebtedness resulting from ___ chargebacks applied to ___ business personally produced by the Principal and to PAL business produced by the agents, brokers and Field Representatives of the Principal.

      13. As of the effective date of the ___ product being made available for sale, the Principal under this Agreement shall receive first policy year ___ compensation described herein on applicable deferred first year premiums and/or first year commissions of annual premium variable life insurance ("APVLI") policies paid on or after the ___ product introduction date that were personally sold or were by agents, brokers and Field Representatives of the Principal's office in lieu of first policy year APVLI compensation that would otherwise have been payable in absence of this provision.

      14. This Agreement may be terminated as outlined in Section 5 of the Guardian Life GA Agreement. In addition, it shall be automatically terminated if the Guardian Life GA Agreement, GISC Registered Representative Agreement or GIAC Agent's Agreement is terminated.

IT SHALL BE EXPRESSLY UNDERSTOOD BY THE PRINCIPAL THAT THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS THE PRINCIPAL IS VALIDLY LICENSED IN ACCORDANCE WITH THE REQUIREMENTS OF THE JURISDICTIONS WHERE SOLICITATIONS BY THE PRINCIPAL AND THE AGENTS, BROKERS AND FIELD REPRESENTATIVES OF THE PRINCIPAL FOR ___ POLICIES OCCUR.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the day and year first written above.



-------------------                       -------------------------
      WITNESS                             AUTHORIZED COPMANY OFFICER
                                          THE GUARDIAN INSURANCE &
                                          ANNUITY COMPANY, INC.



-------------------                       -------------------------
      WITNESS                                     PRINCIPAL

                                    FORM OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                             MEMORANDUM OF AGREEMENT

Agreement, made this _________ day of ____________, by and between The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a Delaware corporation and a wholly-owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"), having its Principal office located at 201 Park Avenue South, New York, New York, 10003 and ________________ ("Agent").

      1. The undersigned Agent is presently a Career Development Manager ("CDM") of Guardian Life in accordance with a Memorandum of Agreement bearing an effective date of _______________ ("Guardian Life CDM Agreement").

      2. GIAC hereby appoints the Agent CDM of GIAC for the limited purpose of conducting and overseeing the business relating to GIAC's ___________________ Insurance Policies marketed under the
            _____________________________. There may be one or more policies marketed under this name and, where necessary or appropriate, this Agreement will distinguish between them by appending the year of introduction.

      3. The CDM shall at all times be associated with Guardian Investor Services Corporation ("GISC"), a Broker-Dealer registered with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") as an NASD Registered Representative or NASD Registered Principal and, if the particular jurisdiction requires, shall be licensed or registered as a securities agent of GISC. The CDM must at all times be validly licensed, registered or appointed by GIAC as a variable contracts agent in accordance with the requirements of the jurisdiction where solicitations for ___ contracts occur. The CDM, his agents, brokers and Field Representatives may solicit for and sell ___ contracts in any jurisdiction where such contracts are filed and approved for sale by the governmental authorities having jurisdiction, provided the CDM, his agents, brokers and Field Representatives are all validly licensed, registered or otherwise qualified as required for the solicitation and sale of the PAL contracts in such jurisdictions.

      4. To the extent applicable, the CDM shall comply strictly with: (a) the laws, rules and regulations of all jurisdictions (state and local) in which the CDM, his agents, brokers and Field Representatives solicit applications for and sell PAL contracts; (b) federal laws and the rules and regulations of the SEC; (c) the rules of the NASD; (d) the rules and procedures of GISC, and (e) the rules and procedures of GIAC. The CDM understands that failure to comply with such laws, rules, regulations and procedures may result in disciplinary action against the CDM by the SEC, a state or other local regulatory agency that has jurisdiction, the NASD, GISC or GIAC. Before any solicitations or sales of ___ are made, the

            CDM shall become familiar with and abide by the laws, rules, regulations and procedures of all the above mentioned agencies or parties as are currently in effect and as they may be changed from time to time.

      5. The CDM shall have all applications for ___ accurately completed or reviewed and signed by the applicant and shall submit the applications to GIAC through GISC together with all payments received from applicants without any reductions. The CDM, his agents, brokers and Field Representatives shall cause all checks or orders for ___ to be made payable to GIAC. GIAC shall reject any application that is submitted by or on behalf of a CDM, his agents, brokers and Field Representatives not appropriately licensed as required by paragraph 3 of this Agreement.

      6. The CDM, his agents, brokers and Field Representatives shall not make any statements concerning ___ except those that are contained in the current prospectus for ___ and the prospectuses for its underlying variable investment options and they shall not solicit for applications or make sales through the use of mailings, advertisements or sales literature or any other method of contact unless the material or a complete description of the method has been filed wit the NASD and received written approval of GISC from a Registered Principal whose office is located in a GISC Office of Supervisory Jurisdiction as that term is defined by NASD rules.

      7. In connection with the agent's appointment as a GIAC CDM for the purpose set forth in paragraph 2 above, the entire Guardian Life CDM Agreement referred to above and attached hereto as the Exhibit, including all compensation adjustment provisions, is incorporated herein by reference. Guardian Life CDM Agreement compensation provisions that do not apply to ___ are as noted below. All references to "Company" within the Guardian Life CDM Agreement shall apply with full force and effect to GIAC. Additionally, the Registered Representative's Agreement between the CDM and GISC and the Agent's Agreement between the CDM and GIAC are incorporated herein by reference and attached hereto as Exhibits.

      8. The CDM shall be paid as additional compensation __% of first policy year policy premium as defined in the policy.

      9. For purposes of the additional compensation outlined in Section IIIB, Paragraph (K) of the Guardian Life CDM Agreement, the rate applicable to first policy year ___ policy premiums shall be __%.

      10. The CDM shall be paid commissions on personally produced ___ business at the rate of __% of first policy year policy premiums and __% of policy year ___ through ___ policy premiums. The first policy year commission rate of __% on policy premiums shall be reduced where policies are issued at ages over 70 with actual rates payable determined by deducting from the figure 120 ages of applicable insureds as of policy issue dates.

      11. Additional compensation and first policy year commissions on policy premiums shall be charged back to the CDM on ___ policies that are surrendered during the Right to Cancel Period.

      12. The CDM shall be responsible to the Company for any indebtedness that may have resulted from ___ chargebacks applied to ___ business personally produced by the CDM.

      13. This Agreement may be terminated as outlined in Section IV of the Guardian Life CDM Agreement. In addition, it shall be automatically terminated if the Guardian Life CDM Agreement, GISC Registered Representative Agreement or GIAC Agent's Agreement is terminated.

IT SHALL BE EXPRESSLY UNDERSTOOD BY THE AGENT THAT THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS THE AGENT IS VALIDLY LICENSED IN ACCORDANCE WITH THE REQUIREMENTS OF THE JURISDICTIONS WHERE SOLICITATIONS BY THE CDM AND THE AGENTS, BROKERS AND FIELD REPRESENTATIVES OF THE CDM FOR ___ POLICIES OCCUR.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the day and year first written above.



-------------------                 ----------------------------
     WITNESS                        AUTHORIZED COMPANY OFFICER
                                    THE GUARDIAN INSURANCE &
                                    ANNUITY COMPANY, INC.



-------------------                 ----------------------------
     WITNESS                                 AGENT

                                    Form of
                 The Guardian Insurance & Annuity Company, Inc.
                         Field Representative Agreement

Agreement, made this                      day of
by and between The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a Delaware corporation and a wholly-owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"), having its principal office
located at 201 Park Avenue South, New York, New York, 10003 and     ("Field
Representative").

      1. The undersigned is presently a Field Representative of Guardian Life in accordance with a Field Representative Agreement bearing an effective date of ("Guardian Life FR Agreement").

      2. GIAC hereby appoints the undersigned a Field Representative of GIAC for the limited purpose of soliciting applications for GIAC's ___________________ Insurance Policies marketed under the name
            ________________________. There may be one or more policies marketed under this name and, where necessary or appropriate, this Agreement will distinguish between them by appending the year of introduction.

      3. The Field Representative shall at all times be associated with Guardian Investor Services Corporation ("GISC"I), a Broker-Dealer registered with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") as an NASD Registered Representative or NASD Registered Principal and, if the particular jurisdiction requires, shall be licensed or registered as a securities agent of GISC. The Field Representative must at all times be validly licensed, registered or appointed by GIAC as a variable contracts agent in accordance with the requirements of the jurisdiction where solicitations for ___ contracts occur. The Field Representative may solicit for and sell ___ contracts in any jurisdiction where such contracts are filed and approved for sale by the governmental authorities having jurisdiction, provided the Field Representative is validly licensed, registered or otherwise qualified as required for the solicitation and sale of the ___ contracts in such jurisdictions.

      4. To the extent applicable, the Field Representative shall comply strictly with: (a) the laws, rules and regulations of all jurisdictions (state and local) in which the Field Representative solicits applications for and sells ___ contracts; (b) federal laws and the rules and regulations of the SEC; (c) the rules of the NASD;
            (d) the rules and procedures of GISC, and (e) the rules and procedures of GIAC. The Field Representative understands that failure to comply with such laws, rules, regulations and procedures may result in disciplinary action against the Field Representative by the SEC, a state or other local regulatory agency that has jurisdiction, the NASD, GISC and GIAC. Before any solicitations or sales of ___ are made, the Field

            Representative shall become familiar with and abide by the laws, rules, regulations and procedures of all of the above mentioned agencies or parties as are currently in effect and as they may be changed from time to time.

      5. The Field Representative shall have all applications for ___ accurately completed or reviewed and signed by the applicant and shall submit the applications to GIAC through GISC together with all payments received from applicants without any reductions. The Field Representative shall cause all checks or orders for ___ to be made payable to GIAC. GIAC shall reject any application that is submitted by or on behalf of a Field Representative not appropriately licensed as required by paragraph 3 of this Agreement.

      6. The Field Representative shall not make any statements concerning ___ except those that are contained in the current prospectus for
            ___ and the prospectuses for its underlying variable investment options and shall not solicit for applications or make sales through the use of mailings, advertisements or sales literature or any other method of contact unless the material or a complete description of the method has been filed with the NASD and received written approval of GISC from a Registered Principal whose office is located in a GISC Office of Supervisory Jurisdiction as that term is defined by NASD rules.

      7. In connection with the appointment of the undersigned as a GIAC Field Representative for the purpose set forth in paragraph 2 above, the entire Guardian Life FR Agreement referred to above and attached hereto as the Exhibit, including all compensation adjustment and service fee provisions, is incorporated herein by reference. Guardian Life FR Agreement compensation provisions that do not apply to ___ are as noted below. All references to "Company" within the Guardian Life FR Agreement shall apply with full force and effect to GIAC. Additionally, the Registered Representative's Agreement between the Field Representative and GISC and the Agent's Agreement between the Field Representative and GIAC are incorporated herein by reference and attached hereto as Exhibits.

      8. The Field Representative's life production credit factor for ___ policies (first policy year policy premiums only as that term is defined in the ___ policy) shall be __. This factor shall be reduced where policies are issued at ages over 70 with actual factors derived by deducting from the figure 106 ages of applicable insureds as of policy issue dates.

      9. Renewal compensation for preceding employment years on ___ policy premiums shall be the same as set forth in the Field Representatives Plan manuals for existing Plan versions (except that the rates applicable under Part A shall be __% of standard rates. All Field Representative Plan compensation factors shall operate in accordance with the effective date of the Guardian Life FR Agreement.

      10. Basic first policy year compensation on policy premiums at $_____ per thousand of life production credits shall be charged back to Field Representatives on PAL policies that are surrendered during the Right to Cancel Period. For those Field Representatives belonging to the 1956 or 1967 Plan versions, chargebacks shall immediately reduce Field Representative compensation on a lump sum basis when determined. For those Field Representatives belonging to the 1985 Plan version, chargebacks shall be determined at contract anniversary dates and classified as Part D of the Field Representatives Plan renewal compensation for preceding employment years to be deducted from Part A and Part B renewal compensation for preceding employment years over the course of the next following employment year.

      11. This Agreement may be terminated as outlined in Paragraph __ of the Guardian Life FR Agreement. In addition, it shall be automatically terminated if the Guardian Life FR Agreement, GISC Registered Representative Agreement or GIAC Agent's Agreement is terminated.

IT SHALL BE EXPRESSLY UNDERSTOOD BY THE FIELD REPRESENTATIVE THAT THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS THE FIELD REPRESENTATIVE IS VALIDLY LICENSED IN ACCORDANCE WITH THE REQUIREMENTS OF THE JURISDICTIONS WHERE SOLICITATIONS FOR
___ POLICIES OCCUR.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.



--------------------------------------    --------------------------------------
WITNESS                                   AUTHORIZED COMPANY OFFICER THE
                                          GUARDIAN INSURANCE & ANNUITY
                                          COMPANY, INC.



--------------------------------------    --------------------------------------
WITNESS                                   FIELD REPRESENTATIVE

                                    Form of
                 The Guardian Insurance & Annuity Company, Inc.
                               Agreement of Agency

Agreement, made this              day of
by and between                           ("Principal")   and
                                   ("Agent").

      1. The undersigned is presently an Agent in accordance with an Agreement of Agency ("Guardian Life Agency Agreement") with the Principal named above, endorsed by The Guardian Life Insurance Company of America ("Guardian Life") and bearing an effective date of_____________________________________.

      2. The Principal hereby appoints the Agent with the endorsement of The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a Delaware Corporation and a wholly-owned subsidiary of Guardian Life, for the limited purpose of soliciting applications for GIAC's ______________ Insurance Policies marketed under the name ________________________. There may be one or more policies marketed under this name and, where necessary or appropriate, this Agreement will distinguish between them by appending the year of introduction.

      3. The Agent shall at all times be associated with Guardian Investor Services Corporation ("GISC"), a Broker-Dealer registered with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") as an NASD Registered Representative or NASD Registered Principal and, if the particular jurisdiction requires, shall be licensed or registered as a securities agent of GISC. The Agent must at all times be validly licensed, registered or appointed by GIAC as a variable contracts agent in accordance with the requirements of the jurisdiction where solicitations for ___ contracts occur. The Agent may solicit for and sell ___ contracts in any jurisdiction where such contracts are filed and approved for sale by the governmental authorities having jurisdiction, provided the Agent is validly licensed, registered or otherwise qualified as required for the solicitation and sale of the ___ contracts in such jurisdictions.

      4. To the extent applicable, the Agent shall comply strictly with: (a) the laws, rules and regulations of all jurisdictions (state and local) in which the Agent solicits applications for and sells ___ contracts; (b) federal laws and the rules and regulations of the SEC; (c) the rules of the NASD; (d) the rules and procedures of GISC, and (e) the rules and procedures of GIAC. The Agent understands that failure to comply with such laws, rules, regulations and procedures may result in disciplinary action against the Agent by the SEC, a state or other local regulatory agency that has jurisdiction, the NASD, GISC and GIAC. Before any solicitations or sales of ___ are made, the Agent shall become familiar with and abide by the laws, rules, regulations and procedures of all of the above mentioned agencies or parties as are currently in effect and as they may be changed from time to time.

      5. The Agent shall have all applications for ___ accurately completed or reviewed and signed by the applicant and shall submit the applications to GIAC through GISC together with all payments received from applicants without any reductions. The Agent shall cause all checks or orders for ___ to be made payable to GIAC. GIAC shall reject any application that is submitted by or on behalf of an Agent not appropriately licensed as required by paragraph 3 of this Agreement.

      6. The Agent shall not make any statements concerning ___ except those that are contained in the current prospectus for ___ and the prospectuses for its underlying variable investment options and shall not solicit for applications or make sales through the use of mailings, advertisements or sales literature or any other method of contact unless the material or a complete description of the method has been filed with the NASD and received written approval of GISC from a Registered Principal whose office is located in a GISC Office of Supervisory Jurisdiction as that term is defined by NASD rules.

      7. In connection with the Agent's appointment for the purpose set forth in paragraph 2 above, the entire Guardian Life Agency Agreement referred to above and attached hereto as the Exhibit, including all compensation adjustment and service fee provisions, is incorporated herein by reference. All references to "Company" within the Guardian Life Agency Agreement shall apply with full force and effect to GIAC. Additionally, the Registered Representative's Agreement between the Agent and GISC and the Agent's Agreement between the Agent and GIAC are incorporated herein by reference and attached hereto as Exhibits.

      8. The Agent shall be paid commissions on ___ business at the rate of __% of first policy year policy premiums, as that term is defined in the ___ policy, and __% of policy year ___ through ___ policy premiums. The first policy year commission rate of __% on policy premiums shall be reduced where policies are issued at ages over age 70 with actual rates payable determined by deducting from the figure 120 ages of applicable insureds as of policy issue dates.

      9. First policy year commissions on policy premiums shall be charged back to the Agent on policies that are surrendered during the Right to Cancel Period.

      10. ___ chargebacks not immediately repaid on demand by the Agent to the Principal (or to the Company if the Company should be the Principal) shall constitute an indebtedness under the terms of the Guardian Life Agency Agreement.

      11. It shall be understood that this Agreement is automatically terminated if the Guardian Life Agency Agreement, GISC Registered Representative Agreement or GIAC Agent's Agreement is terminated.

IT SHALL BE EXPRESSLY UNDERSTOOD BY THE AGENT THAT THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS THE AGENT IS VALIDLY LICENSED IN ACCORDANCE WITH THE REQUIREMENTS OF THE JURISDICTIONS WHERE SOLICITATIONS FOR ___ POLICIES OCCUR.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.



---------------------------               --------------------------------------
      WITNESS                                        PRINCIPAL



---------------------------               --------------------------------------
      WITNESS                                        AGENT

                                    Form of
                 The Guardian Insurance a Annuity Company, Inc.
                               Brokerage Agreement

Agreement, made this___________ day of__________________________________________
by and between________________________________________  ("Principal") and
__________________________________ ("Broker").

      1. The undersigned is presently a Broker in accordance with a Brokerage Agreement ("Guardian Life Broker Agreement") with the Principal named above, endorsed by The Guardian Life Insurance Company of America ("Guardian Life") and bearing an effective date of
            ___________________________________.

      2. The Principal hereby appoints the Broker with the endorsement of The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a Delaware Corporation and a wholly-owned subsidiary of Guardian Life, for the limited purpose of soliciting applications to GIAC's ______________ Insurance Policies marketed under the name ________________________. There may be one or more policies marketed under this name and, where necessary or appropriate, this Agreement will distinguish between them by appending the year of introduction.

      3. The Broker shall at all times be associated with Guardian Investor Services corporation ("GISC"), a Broker-Dealer registered with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") as an NASD Registered Representative or NASD Registered Principal and, if the particular jurisdiction requires, shall be licensed or registered as a securities agent of GISC. The Broker must at all times be validly licensed, registered or appointed by GIAC as a variable contracts agent in accordance with the requirements of the jurisdiction where solicitations for ___ contracts occur. The Broker may solicit for and sell ___ contracts in any jurisdiction where such contracts are filed and approved for sale by the governmental authorities having jurisdiction, provided the Broker is validly licensed, registered or otherwise qualified as required for the solicitation and sale of the ___ contracts in such jurisdictions.

      4. To the extent applicable, the Broker shall comply strictly with: (a) the laws, rules and regulations of all jurisdictions (state and local) in which the Broker solicits applications for and sells ___ contracts; (b) federal laws and the rules and regulations of the SEC; (c) the rules of the NASD; (d) the rules and procedures of GISC, and (e) the rules and procedures of GIAC. The Broker understands that failure to comply with such laws, rules, regulations and procedures may result in disciplinary action against the Broker by the SEC, a state or other local regulatory agency that has jurisdiction, the NASD, GISC and GIAC. Before any solicitations or sales of ___ are made, the Broker shall become familiar with and abide by the laws, rules, regulations and procedures of all of the above mentioned agencies or parties as are currently in effect and as they may be changed from time to time.

      5. The Broker shall have all applications for ___ accurately completed or reviewed and signed by the applicant and shall submit the applications to GIAC through GISC together with all payments received from applicants without any reductions. The Broker shall cause all checks or orders for ___ to be made payable to GIAC. GIAC shall reject any application that is submitted by or on behalf of a Broker not appropriately licensed as required by paragraph 3 of this Agreement.

      6. The Broker shall not make any statements concerning ___ except those that are contained in the current prospectus for ___ and the prospectuses for its underlying variable investment options and shall not solicit for applications or make sales through the use of mailings, advertisements or sales literature or any other method of contact unless the material or a complete description of the method has been filed with the NASD and received written Approval of GISC from a Registered Principal whose office is located in a GISC Office of Supervisory Jurisdiciton as that term is defined by NASD rules.

      7. In connection with the Broker's appointment for the purpose set forth in paragraph 2 above, the entire Guardian Life Broker Agreement referred to above and attached hereto as the Exhibit, including all compensation adjustment and service fee provisions, is incorporated herein by reference. All references to "Company" within the Guardian Life Broker Agreement shall apply with full force and effect to GIAC. Additionally, the Registered Representative's Agreement between the Broker and GISC and the Agent's Agreement between the Broker and GIAC are incorporated herein by reference and attached hereto as Exhibits.

      8. The Broker shall be paid commissions on PAL business at the rate of __% of first policy year policy premiums, as that term is defined in the ___ policy, and __% of policy year ___ through ___ policy premiums. The first policy year commission rate of __% on policy premiums shall be reduced where policies are issued at ages over 70 with actual rates payable determined by deducting from the figure 120 ages of applicable insureds as of policy issue dates.

      9. First policy year commissions on policy premiums shall be charged back to the Broker on ___ policies that are surrendered during the Right to Cancel Period.

      10. ___ chargebacks not immediately repaid on demand by the Broker to the Principal (or to the Company if the Company should be the Principal) shall constitute an indebtedness under the terms of the Guardian Life Broker Agreement.

      11. It shall be understood that this Agreement is automatically terminated if the Guardian Life Broker Agreement, GISC Registereed Representative Agreement or GIAC Agent's Agreement is terminated.

            IT SHALL BE EXPRESSLY UNDERSTOOD BY THE BROKER THAT THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS THE BROKER IS VALIDLY LICENSED IN ACCORDANCE WITH THE REQUIREMENTS OF THE JURISDICTIONS WHERE SOLICITATIONS FOR ___ POLICIES OCCUR.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.



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      WITNESS                             PRINCIPAL



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      WITNESS                             BROKER